Exhibit 2.2

Electronically Filed

10/16/2019 12:05 PM

Steven D. Grierson

CLERK OF THE COURT

/s/ Steven D. Grierson

NOTC

PETER L. CHASEY, ESQ.

Nevada Bar No. 007650

CHASEY LAW OFFICES

3295 N. Fort Apache Road, Suite 110

Las Vegas, Nevada 89129

Tel: (702) 233-0393 Fax: (702) 233-2107

email: peter@chaseylaw.com

Attorney for Petitioner

SMALL CAP COMPLIANCE, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of	)	CASE NO.: A-19-791451-P
	)	DEPT NO.: XXIII
WORLDWIDE STRATEGIES INCORPORATED, a	)
Nevada Corporation,	)
)
)

NOTICE OF ENTRY OF ORDER

PLEASE TAKE NOTICE that on the 15th day of October, 2019, the attached Order Discharging Custodian was entered in the above-captioned case.

Dated this 16th day of October, 2019.

CHASEY LAW OFFICES

/s/ Peter L. Chasey

Peter L. Chasey, Esq.

Nevada Bar No. 007650

3295 N. Fort Apache Rd., Ste. 110

Las Vegas, NV 89129

Tel: (702) 233-0393 Fax: (702) 233-2107

Email: peter@chaseylaw.com

Attorney for Petitioner

SMALL CAP COMPLIANCE, LLC

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CERTIFICATE OF SERVICE

I hereby certify that on the 16th day of October, 2019, I served a true and complete copy of the foregoing NOTICE OF ENTRY OF ORDER by placing a copy of the same in the United States Mail, postage fully prepaid addressed to the following:

Officers and Directors	Officers and Directors
Worldwide Strategies Incorporated	Worldwide Strategies Incorporated
3801 E. Florida Avenue, Suite 400	18 Whispering Pine Road
Denver, CO 80210	Sudbury, MA 01776

Cornputersha re

Attn: Kathy Heagerty

8742 Lucent Blvd., Suite 225

Highlands Ranch, CO 80129

/s/ Shannon Bernosky

AN EMPLOYEE OF CHASEY LAW OFFICES

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Electronically Filed

10/15/2019 12:36 PM

Steven D. Grierson

CLERK OF THE COURT

/s/ Steven D. Grierson

ORDR

PETER L. CHASEY, ESQ.

Nevada Bar No. 007650

CHASEY LAW OFFICES

3295 N. Fort Apache Road, Suite 110

Las Vegas, Nevada 89129

Tel: (702) 233-0393 Fax: (702) 233-2107

email: peter@chaseylaw.com

Attorney for Petitioner

SMALL CAP COMPLIANCE, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of	)	CASE NO.: A-19-791451-P
	)	DEPT NO.: XXIII
WORLDWIDE STRATEGIES INCORPORATED, a	)
Nevada Corporation,	)
)
)

ORDER DISCHARGING CUSTODIAN

Custodian SMALL CAP COMPLIANCE, LLC's Motion to Discharge Custodian came on for hearing before the above Court and, having considered the motion, and good cause appearing, this Court orders and decrees as follows:

IT IS HEREBY ORDERED that the actions taken by Custodian SMALL CAP COMPLIANCE, LLC on behalf of WORLDWIDE STRATEGIES INCORPORATED are hereby approved,

IT IS FURTHER ORDERED that the SMALL CAP COMPLIANCE, LLC's Custodianship of the Nevada Corporation known as WORLDWIDE STRATEGIES INCORPORATED is hereby terminated,

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IT IS FURTHER ORDERED that Custodian SMALL CAP COMPLIANCE, LLC is hereby discharged as Custodian of the Nevada Corporation known as WORLDWIDE STRATEGIES INCORPORATED.

IT IS SO ORDERED.

Dated this 14th day of October, 2019.

/s/ Stefany A. Miley

Stefany A. Miley

District Court Judge

Respectfully Submitted by:

CHASEY LAW OFFICES

/s/ Peter L. Chasey

Peter L. Chasey, Esq.

Nevada Bar No. 007650

3295 N. Fort Apache Rd., Ste. 110

Las Vegas, NV 89129

(702) 233-0393

Attorney for Petitioner

SMALL CAP COMPLIANCE, LLC

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